UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

January 6, 2020
Date of report (Date of earliest event reported)
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Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38038	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per value	VLRX	The Nasdaq Capital Market

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Accounting Officer

On January 6, 2020, Melanie Hansen, the Accounting Manager of Valeritas Holdings, Inc. (the “Company”), was promoted to Interim Corporate Controller, effective January 13, 2020. In connection with her promotion, the Company’s board of directors also appointed Ms. Hansen as the Company’s Treasurer and Principal Accounting Officer, effective January 13, 2020.
Prior to her promotion, Ms. Hansen, age 33, served as the Company’s Accounting Manager since December 2018 and as Senior Accountant from June 2017 to November 2018. Earlier in her career, Ms. Hansen served as Senior Accountant for Fortress Biotech, Inc. from November 2016 through June 2017 and as Senior Accountant for Athena Health Care Systems from July 2015 through September 2016. Prior to that, Ms. Hansen served as Staff Accountant for Scott A. Goffstein & Associates, LLP, from May 2013 through June 2015. Ms. Hansen holds a Bachelor of Science in Business Administration (accounting concentration) from Fitchburg State University.
There are no arrangements or understandings between Ms. Hansen and any other persons in connection with Ms. Hansen’s appointment as principal accounting officer. There are also no family relationships between Ms. Hansen and any director or executive officer of the Company and Ms. Hansen has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeritas Holdings, Inc.

Dated: January 10, 2020                    By: s/ John E. Timberlake
Name: John E. Timberlake
Title: Chief Executive Officer